UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 12, 2023
Date of Report (date of earliest event reported)
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WEWORK INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39419 (Commission File Number)	85-1144904 (I.R.S. Employer Identification Number)
75 Rockefeller Plaza, 10th Floor New York, NY 10019
(Address of principal executive offices and zip code)
(646) 389-3922
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS	The New York Stock Exchange
Class A Common Stock Purchase Rights	—	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On April 12, 2023, WeWork Inc. (the “Company”) received notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that as of April 11, 2023 it was not in compliance with the continued listing standard set forth in Section 802.01C of the NYSE’s Listed Company Manual (“Section 802.01C”) because the average closing price of the Company’s Class A Common Stock (the “Common Stock”) was less than $1.00 per share over a consecutive 30 trading-day period. The Notice has no immediate impact on the listing of the Common Stock on the NYSE, subject to the Company’s compliance with the NYSE’s other continued listing requirements.
The Company intends to consider a number of available alternatives to cure its non-compliance with the applicable price criteria in the NYSE’s continued listing standards. Pursuant to Section 802.01C, the Company has a period of six months following the receipt of the Notice to regain compliance with the minimum share price requirement. The Company may regain compliance at any time during the six-month cure period if, on the last trading day of any calendar month during the six-month cure period or on the last day of the cure period, the Common Stock has a closing price of at least $1.00 per share and an average closing price of at least $1.00 per share over the 30 trading-day period ending on the last trading day of that month.
Section 802.01C requires the Company to notify the NYSE, within 10 business days of receipt of the Notice, of its intent to cure this deficiency. The Company intends to notify the NYSE of its intent to regain compliance with the requirements of Section 802.01C.
The Notice does not affect the Company’s business operations or its reporting obligations with the Securities and Exchange Commission.
NO OFFER OR SOLICITATION
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the transactions or the stockholder approvals or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.
IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC
WeWork has filed with the SEC proxy statements (as amended or supplemented from time to time, the “proxy statements”). BEFORE MAKING ANY VOTING DECISION, WEWORK’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENTS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS AND THE STOCKHOLDER APPROVALS DESCRIBED THEREIN OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND THE STOCKHOLDER APPROVALS AND THE PARTIES TO THE TRANSACTIONS ALL AS DESCRIBED THEREIN. WeWork’s stockholders and investors may obtain, without charge, a copy of the proxy statements and other relevant documents filed with the SEC (when available) from the SEC’s website at www.sec.gov. WeWork stockholders and investors may also obtain, without charge, a copy of the proxy statements and other relevant documents (when available) by directing a written request to WeWork Inc., 75 Rockefeller Plaza, New York, NY 10019, Attention: Investor Relations or from WeWork’s website, www.investors.wework.com.
PARTICIPANTS IN THE SOLICITATION
WeWork and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of WeWork in respect of the stockholder approvals. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of WeWork in respect of the stockholder approvals, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement filed with the SEC. Information regarding WeWork’s directors and executive officers is contained in WeWork’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC, its Preliminary Proxy Statement on Schedule 14A filed with the SEC on April 11, 2023, and its Definitive Proxy Statement on

Schedule 14A filed with the SEC on April 13, 2023, and certain of WeWork’s Current Reports on Form 8-K, filed with the SEC on May 26, 2022, June 27, 2022, August 11, 2022, December 2, 2022, February 7, 2023 and February 21, 2023.
FORWARD-LOOKING STATEMENTS
Certain statements made herein may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including any statements regarding WeWork’s previously announced transactions intended to strengthen its capital structure by restructuring its outstanding debt and raising additional capital and the related stockholder approvals (collectively, the “transactions”) and the stockholder approvals. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, WeWork’s ability to complete the transactions on the terms contemplated or at all and to realize the expected benefits related thereto; WeWork’s ability to obtain the required stockholder approvals; WeWork’s ability to cure the deficiency set forth in the Notice and for its equity securities to remain listed on the NYSE; WeWork’s ability to otherwise refinance, extend, restructure or repay outstanding debt; its outstanding indebtedness; its current and projected liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; WeWork’s expectations regarding its ability to continue as a going concern; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions, including as a result of the COVID-19 pandemic, the conflict in Ukraine and disruptions in the banking sector, and the impact of such conditions on WeWork and its customers; WeWork’s expectations regarding its exits of underperforming locations, including the timing of any such exits and ability to retain its members; delays in customers and prospective customers returning to the office and taking occupancy, or changes in the preferences of customers and prospective customers with respect to remote or hybrid working, as a result of the COVID-19 pandemic leading to a parallel delay, or potentially permanent change, in receiving the corresponding revenue; the impact of foreign exchange rates on WeWork’s financial performance; and WeWork’s inability to implement its business plan or meet or exceed its financial projections. Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the SEC. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.
Item 7.01    Regulation FD Disclosure.
On April 18, 202, the Company issued a press release related to the foregoing. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 7.01.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing by Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

Exhibit Number	Description
99.1	Press Release, dated April 18, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

Date: April 18, 2023	By:	/s/ Pamela Swidler
	Name:	Pamela Swidler
	Title:	Chief Legal Officer, Chief Compliance Officer, and Corporate Secretary